February 16, 1996
                        DREYFUS INVESTMENT GRADE
                             BOND FUNDS, INC.
                      DREYFUS SHORT TERM INCOME FUND
                         SUPPLEMENT TO PROSPECTUS
                           DATED DECEMBER 1, 1995
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY
INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective February 1, 1996, the Fund's primary portfolio manager is Kevin McClintock. Mr. McClintock has been employed by The Dreyfus Corporation since November 1995. Prior thereto, he was employed by the Aetna Corporation, serving as Managing Director of Fixed Income Investments for its Aeltus Capital Management, Inc. from 1992 to 1995. From 1989 to 1992, he was Director of Quantative Management at Aetna.
        THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTIONS ENTITLED "MANAGEMENT POLICIES" AND "APPENDIX -- CERTAIN PORTFOLIO SECURITIES".
        The Fund may invest in convertible securities, which are securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. These securities have characteristics similar to both fixed-income and equity securities. The Fund intends to purchase only those convertible securities trading below stated conversion price.
        The Fund may also invest in Interest Rate Futures and Options on Futures, which are a form of Derivative. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. While Derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions, they can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.
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